CERTIFICATION  PURSUANT  TO  18  U.S.C.  SECTION  1350, AS ADOPTED PURSUANT
     TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     IN CONNECTION WITH THE QUARTERLY REPORT OF NEW MEDIUM ENTERPRISES, INC. ON FORM 10-QSB FOR THE PERIOD ENDING DECEMBER 31, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, MAHESH JAY OF NEW MEDIUM ENTERPRISES, INC. CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT:

     (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED; AND

     (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF NEW MEDIUM ENTERPRISES, INC.





 /S/ MAHESH JAYARANAYAN Chief Executive Officer, and President and Director February 15, 2006